UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BURGER KING WORLDWIDE, INC.
bure(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting

to be held on MAY 15, 2014, for BURGER KING WORLDWIDE, INC.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. To view the proxy statement and annual report on Form 10-K, go to www.proxydocs.com/BKW. To submit your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet. We have chosen to use these procedures for our 2014 Annual Meeting and need YOUR participation.

 If you want to receive a paper or e-mail copy of the  proxy materials, you must request one. There is no  charge to you for requesting a copy. In order to receive  a paper package in time for this year’s annual meeting,  please make this request on or before May 5, 2014.

For a Convenient Way to VIEW Proxy Materials — and —
VOTE Online go to: www.proxydocs.com/BKW

Proxy Materials Available to View or Receive:

1. Proxy Statement    2. Annual Report

Printed materials may be requested by one of the following methods:

You must use the 12 digit control number located in the shaded gray box below.

*  If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located below) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Company Notice of Annual Meeting

Date:	Thursday, May 15, 2014
Time:	9:00 A.M. (Eastern Daylight Time)
Place:	5505 Blue Lagoon Drive, Miami, FL 33126

The purpose of the Annual Meeting is to take action on the following proposals:

The Board of Directors recommends that you vote “FOR” the following.

1.	Election of the eight (8) directors specifically named in the proxy statement, each for a term of one (1) year.

Nominees	01	Alexandre Behring	03	Paul J. Fribourg	05	Alan Parker	07	Roberto Moses Thompson Motta
	02	Martin E. Franklin	04	Bernardo Hees	06	Carlos Alberto Sicupira	08	Alexandre Van Damme

The Board of Directors recommends that you vote “FOR” the following.

2.	Approval, on an advisory basis, of the compensation paid by Burger King Worldwide, Inc. to its named executive officers.

3.	Ratification of the appointment of KPMG LLP as the independent registered public accounting firm of Burger King Worldwide, Inc. for 2014.

4.	Any other business properly brought before the meeting.